Guinness Atkinson Funds

Guinness Atkinson Alternative Energy Fund – (GAAEX)

Supplement dated March 22, 2023, to the

Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2022,

and Summary Prospectus dated May 9, 2022.

This supplement provides new and additional information beyond that contained in the Prospectus, Statement of Additional Information (“SAI”) and Summary Prospectus and should be retained and read in conjunction with the Prospectus, SAI and Summary Prospectus.

*	*	*

Effective January 1, 2023 (the “Effective Date”), Guinness Atkinson™ Asset Management, Inc. (the “Adviser”), the investment adviser to the Guinness Atkinson Alternative Energy Fund (the “Fund”), has voluntarily agreed to reduce the annual advisory fee it receives from the Fund from 1.00% of the Fund’s average daily net assets to 0.80%. Accordingly, as of the Effective Date, the following text supplements the Alternative Energy Fund Summary Section beginning on page 1 of the Prospectus and Summary Prospectus, and the Advisory Fee Rate table on page 60 of the SAI.

Accordingly, effective January 1, 2023, the “Fees and Expenses of the Fund” table on page 1 of the Summary Prospectus and the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative Energy Fund:

Shareholder Fees (fees paid directly from your investment)	None(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees:	1.00%*
Distribution (12b-1) Fees:	None
Other Expenses:	0.73%
Shareholder Servicing Plan Fees	0.22%
All Other Expenses	0.51%
Total Annual Fund Operating Expenses:	1.73%
Recoupment of fees waived and/or expenses reimbursed (2):	0.25%
Total Annual Fund Operating Expenses (2):	1.98%

*	Effective January 1, 2023, the Adviser has voluntarily agreed to reduce its annual advisory fee from 1.00% of the Fund’s average daily net assets to 0.80%. The Adviser may terminate this voluntary reduction at any time. The Adviser will not seek recoupment of any advisory fees waived pursuant to this voluntary reduction.

(1)	The Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.

(2)	The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 1.98% through June 30, 2025. To the extent that the Adviser absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

Effective January 1, 2023, all additional references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to management fees are revised as indicated above.

Please retain this Supplement with your records.